NAVIENT

2018 2nd Quarter Investor Deck

August 6, 2018

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of June 30, 2018 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2017 (the "2017 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2018 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2017 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to the hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace generally (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on loans including prepayments or deferrals on loans in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- changes in general economic conditions;
- the other factors that are described in the "Risk Factors" section of Navient's Annual Report on Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's second quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

- Navient is a leading provider of asset management and business processing solutions for education, healthcare, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - Industry leading student loan servicer supporting the educational and economic development of our approximately 12 million customers
  - Offering products that are focused on helping consumers refinance their education loans at the lower rates they have earned
  - Providing business processing services for healthcare and non-education related government clients

Operating Results
Core Earnings Basis

(In millions, except per share amounts)	Q2 18	Q1 18	Q2 17
Adjusted Core EPS [1]	$0.52	$0.43	$0.44
Restructuring and regulatory-related expenses	($0.03)	($0.03)	($0.01)
Reported Core EPS	$0.49	$0.40	$0.43
Average common stock equivalent	269	269	285
Ending total education loans, net	$99,177	$102,326	$110,363
Average total education loans	$101,490	$104,555	$108,435

[1] Adjusted Core EPS excludes restructuring and regulatory-related expenses

Opportunities to Create Value in 2018 and Beyond

Federal Education Loans

- Loan servicing & asset recovery
- Default prevention & portfolio management

Consumer Lending

- Refinancing education loans
- Non-compete for new in-school Private Education Loan originations ends December 31, 2018

Business Processing

- Non-Education Government Services – Federal, State, and Municipal
- Healthcare Revenue Cycle Management

Federal Education Loans Segment
Core Earnings Basis

In this segment, Navient holds and acquires FFELP loans and performs servicing and asset recovery services on its own loan portfolio, federal education loans owned by the U.S. Department of Education and other institutions.

($'s in millions)	Q2 18	Q2 17	FY 2017	FY 2016	FY 2015
Segment net interest margin	0.82%	0.81%	0.79%	0.86%	0.84%
FFELP Loans:					
Provision for loan losses	$40	$10	$44	$46	$43
Charge-offs	$17	$13	$49	$54	$61
Charge-off rate	0.11%	0.08%	0.07%	0.07%	0.08%
30-day-plus delinquency rate	13.0%	12.8%	12.7%	12.2%	15.2%
90-day-plus delinquency rate	7.5%	6.0%	6.2%	6.3%	8.2%
Forbearance rate	12.2%	12.3%	11.2%	12.9%	15.3%
Average FFELP Loans	$78,170	$85,321	$84,989	$92,497	$100,421
Total revenues [1]	$228	$297	$1,204	$1,282	$1,436
Operating Expense	$36	$79	$316	$366	$401
Net Income	$148	$138	$567	$578	$651
Number of accounts serviced for ED (in millions)	6.0	6.0	6.1	6.2	6.3
Total federal loans serviced (in billions)	$294	$293	$296	$293	$288
Contingent collections receivables inventory - education loans (billions)	$15.4	$8.6	$15.0	$9.9	$10.3

[1] Total revenues equals the net interest income after provision for loan losses plus total other income

Consumer Lending Segment
Core Earnings Basis

In this segment, Navient holds, originates and acquires consumer loans and performs servicing activities on its own loan portfolio.

($'s in millions)	Q2 18	Q2 17	FY 2017	FY 2016	FY 2015
Segment net interest margin	3.21%	3.28%	3.33%	3.41%	3.67%
Private Education Loans (including Refinance Loans):					
Provision for loan losses	$72	$95	$382	$383	$538
Charge-offs [1]	$75	$122	$443	$513	$659
Annualized charge-off rate [1]	1.3%	2.3%	2.0%	2.2%	2.6%
30-day-plus delinquency rate	5.9%	6.0%	5.8%	7.4%	7.2%
90-day-plus delinquency rate	2.7%	2.8%	2.6%	3.6%	3.4%
Forbearance rate	3.8%	3.6%	3.8%	3.4%	3.8%
Average Private Education Loans	$23,320	$23,114	$23,762	$25,361	$28,803
Total revenues [2]	$124	$100	$442	$517	$538
Operating Expense	$39	$37	$156	$149	$151
Net Income	$66	$40	$183	$231	$244

[1] In the second quarter of 2015, the portion of the loan amount charged off at default increased from 73 percent to 79 percent. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans which is not included in the charge-off disclosures above.
[2] Total revenues equals the net interest income after provision for loan losses plus total other income

Refinancing Education Loans is an Attractive Asset Generating Opportunity

Overview

- Leverages our 40-plus years of data, analytics, capital markets and industry experience
- Graduation, employment and proven cash flows meaningfully reduce credit risk
- Opportunity to acquire assets from other originators
- Expected to generate low to mid teens ROE at scale, in line with our existing private education loan portfolio and above our cost of capital

Estimated Outstanding Education Loan Market [1]

$1.5 Trillion as of FFYE 9/30/2017
($'s in billions)



FFELP loans owned by Navient, $79
Private Education Loans owned by Navient, $23
Private Education Loans not owned by Navient, $90
Federal Loans not owned by Navient, $1,296

[1] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 12/31/2017; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" December, 2017; Navient 10-Q filings

Typical Private Education Refi Borrower Profile

We serve technology first, financially responsible, digital native young professionals

Typical Borrower

	Weighted Average
Borrower Age	32
Months since Graduation	75
Education	72% advanced degrees
FICO	769
Income	$137,159
Monthly Real Free Cash Flow [1]	$4,321
Original Loan Amount	$72,316

More Accurate Assessment

Underwriters assess loan applications down to the transaction-level where available



Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.

Note: Figures based on statistical pool of active loans on or before June 30, 2018. Calculated at or near origination. Under the terms of the Department of Education contract, we do not use ED data for any marketing or commercial purpose.

Consumer Lending Segment Credit Detail

Delinquency & Forbearance Usage

TDR Loans ($'s in millions)	2Q 18	1Q 18	2Q 17
30-day-plus delinquencies	$1,116	$1,065	$1,145
30-day-plus delinquency rate	12.2%	11.6%	12.0%
90-day-plus delinquencies	$531	$465	$567
90-day-plus delinquency rate	5.8%	5.1%	6.0%
Forbearance	$690	$755	$624
Forbearance rate	7.0%	7.6%	6.2%

Non-TDR Loans ($'s in millions)	2Q 18	1Q 18	2Q 17
30-day-plus delinquencies	$191	$211	$281
30-day-plus delinquency rate	1.5%	1.6%	2.0%
90-day-plus delinquencies	$71	$82	$91
90-day-plus delinquency rate	0.6%	0.6%	0.6%
Forbearance	$195	$214	$246
Forbearance rate	1.5%	1.6%	1.7%

Allowance for Loan Loss [1]

	June 30, 2018		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 155	$ 13,692	1.1%
TDR Loans	1,142	10,296	11.1%
Total before RPCO	1,297	23,988	5.4%
RPCO		724	0.0%
Total	$ 1,297	$ 24,712	5.2%

	June 30, 2017		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 133	$ 15,074	0.9%
TDR Loans	1,153	10,645	10.8%
Total before RPCO	1,286	25,719	5.0%
RPCO		784	0.0%
Total	$ 1,286	$ 26,503	4.9%

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of June 30, 2018.
Note: Receivable for Partially Charged-Off Private Education Loans (RPCO)

Business Processing Segment
Core Earnings Basis

In this segment, Navient performs business processing services for non-education related government and healthcare clients.

($'s in millions)	Q2 18	Q2 17	FY 2017	FY 2016	FY 2015
Government Services	$41	$35	$134	$106	$86
Healthcare RCM Services	$24	$18	$78	$68	$13
Total Business Processing Revenue	**$65**	**$53**	**$212**	**$174**	**$99**
Operating Expenses	$54	$44	$187	$149	$83
EBITDA [1]	$12	$10	$28	$26	$17
EBITDA Margin [1]	18%	18%	13%	15%	17%
Net Income	**$8**	**$6**	**$16**	**$16**	**$10**
Contingent collection receivables inventory (billions)	$11.6	$12.3	$11.4	$10.1	$9.9

[1] EBITDA is calculated by adding back depreciation and amortization expenses of $1 million and $1 million respectively to the quarterly pretax net income of Q2 18 and Q2 17, and the years $3 million, $1 million, and $1 million for FY 2017, FY 2016, and FY 2015 respectively to pretax income. There is no interest expense in any period. EBITDA Margin is calculated as EBITDA divided by revenue. Numbers may not add due to rounding.

Expanding our Reach in Growing Markets

Navient business processing has grown from a student loan and tax-centric collections business to a revenue-cycle BPO business serving government and healthcare markets, realizing $212M in non-education related revenue in 2017.

	Government * Services	Healthcare Revenue Cycle Management (RCM)

Market Opportunities & Potential	• Large addressable market, fragmented and growing
	  • $4B Market for collections and payment processing services to state and local entities
	  • $2.8B Toll services market growing 10% YOY
	• Steady growth, diverse client base
	• Double digit growth in Electronic Tolling Collection market is expected to continue
	• Navient grew revenues by 26% in 2017 compared to the prior year
		• $13B RCM Services market
		• $3-4B in "back-end", growing 10% YOY
		• Health systems facing thin margins and industry change
		• Competitive landscape remains fragmented
		• Navient grew revenues by 15% in 2017 compared to the prior year

Capabilities That Position Us to Win	• Brand, reputation, and performance • Large scale data and transaction management • Client-first, service focused operations • Strong reputation as back office specialist • Compliance	• Brand, reputation, and performance • Expert RCM knowledge • Payer billing and claim resolution, analytics • Compliance

* Non-education related

Navient is Highly Committed to Expense Efficiency

Notable Items Impacting Total Expenses Compared to Prior Periods

($ In millions)	Q2 18	Q2 17	YTD Q2 18	YTD Q2 17
Reported Total Core Earnings Expenses	**$203**	**$230**	**$485**	**$469**
Restructuring & Reorganization Expenses	$2	-	$9	-
Regulatory-Related Expenses	$8	$3	$12	$8
Duncan & Earnest Operating Expenses	$25	-	$54	-
3rd Party Transfer & Servicing Fees	-	-	$12	-
Impact of ASC 606	$10	-	$24	-
Reserve Release	($40)	-	($40)	-
Adjusted Total Core Earnings Expenses	**$198**	**$227**	**$414**	**$461**

Expense Structure Compares Favorably to Peers



Non-Interest Expense as a % of Assets (2017)
%
8.0
7.0
4.5
3.9
3.8
3.4
2.6
2.4
2.1
2.1
0.9
OMF
SYF
CIT
COF
DFS
SC
ALLY
Regional Banks*
NNI
SLM
NAVI

*Regional Banks is defined as the median of the KBW Regional Bank Index (KRX) as provided by SNL Financial. All other individual company data is provided by Bloomberg.

Higher Education Industry

Federal Government is the Largest Consumer Lender, Owning or Guaranteeing $1.4 Trillion in Student Loans

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 16-17, ED disbursed $95B in student loans, a decline from peak of $117B in AY 10-11.
- The number of federal borrowers is up by 51 percent since 2007.

Total student loan originations, by type


110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 93 percent of the $1.5 trillion outstanding in student loans.

Ownership distribution of student loans


FFELP guarantors 2%
Private 8%
FFELP owned privately 12%
Perkins 0.5%
Dept of Education loan 78%

93% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 12/31/17, from FSA Data Center, Federal Reserve G.19 report; originations from College Board, "Trends in Student Aid 2017"

In its Role as a Student Loan Servicer, Navient Helps Borrowers Successfully Repay Their Loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

Five Recommendations for Better Student Loans

1. Providing better information *before* borrowing
2. Improving the college completion rate
3. Simplifying repayment
4. Helping borrowers pay off faster
5. Encouraging borrower contact with servicers

For additional information, please read "Five Recommendations for Better Student Loans" at news.Navient.com

The Borrowers who Struggle the Most are Often Non-completers with Low Levels of Debt

2/3 of all defaults are on balances of less than $10,000

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
Percent (%)
25
20
15
10
5
0
Completed degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-year default rate by loan size, 2011 repayment cohort (Parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
Percent (%)
25
20
15
10
5
0
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," President's Council of Economic Advisers, 7/16
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

The Vast Majority of Complaints are Related to Federal Policy or Loan Term Disagreements, Not Servicer Error

Categorization of CFPB complaints, FFY 2017



Complaints relating to loan term, federal policy, other
Complaints relating to servicer error
Number of complaints
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,649
97
6,552
Federal Loans
4,241
51
4,190
Private Loans

> 98%
of complaints are related to federal policy or loan term disagreements

Complaints are primarily driven by federal policies and loan term disagreements.

- On federal loans, the majority of issues relate to federal policy and terms, including loan balance, repayment options, loan forgiveness and federal requirements on credit reporting.
- On private loans, the top issue relates to requests for lower payments, including requests for repayment options available only on federal loans.
- Among federal loan complaints made in FFY 2017, 1.46% related to servicer error.
- Among non-federal loan complaints in FFY 2017, 1.20% related to servicer error.

The submissions in this report are not a representative sample of loan servicing activities. As such, it is not accurate to use the data in this report to calculate a servicing error rate.

Source: CFPB Consumer Response Portal: Summary of Navient Customer Submissions Through the CFPB Student Loan Complaint Portal October 1, 2016 - September 30, 2017, Navient.com/facts. See also "Truth in student lending: What borrower complaints say about improving student loans," by Jack Remondi, medium.com/@JackRemondi

In 1990, There Were Two Repayment Plans, and the Most Complex Area Was Deferment

Forbearance

Discretionary Forbearance

- Hardship Forbearance



Forbearance
Deferments
1990
Forgiveness
(Not Available)
Repayment
Plans

Repayment Plans

1. Standard
2. Graduated

Deferment

1. School Full-Time
2. School Half-Time
3. Graduate Fellowship
4. Unemployment Deferment – 2 years
5. Rehabilitation Training Program
6. Teacher Shortage
7. Internship/Residency Training
8. Temporary Total Disability
9. Armed Forces or Public Health Services
10. National Oceanic and Atmospheric Administration Corps
11. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer
12. Parental Leave
13. Mother Entering/Re-entering Work Force

Today's Repayment Options are Numerous and Complex

Forbearance

Discretionary Forbearance

- Hardship Forbearance

Mandatory Forbearance

- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance

- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness



Forbearance
Deferments
2018
Forgiveness
Repayment Plans

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage (2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1,1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans are eligible regardless of disbursement date.
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

We've Piloted Solutions to Reduce Complexity

IDR eSign Enrollment Pilot

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature.

The eSign pilot nearly tripled IDR application return rates


IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

Testing IDR Payback Playbook


NAVIENT
Department of Education Loan Servicing
Your Personalized Repayment Options (PRO) Plan is now available
You're about to begin repaying your loans - do you know what option is right for you?
Did you know that you may qualify for a $0 monthly payment or be eligible to pursue future debt forgiveness?
Your PRO Plan is a simple guide to understanding your repayment options once you start paying your loans
Create an account or Log into your Navient inbox today to check out the PRO Plan that we've created just for you, including custom cost estimates.
On the site, you also can calculate your potential costs under other available plans.
TIP: You'll be receiving your first statement shortly. Log in to your account at Navient.com to ensure your contact information is correct and to sign up for e-delivery, the fastest and easiest way to get all your important student loan information.
View your PRO Plan today

Navient Delivers Strong Performance for Borrowers

Navient-serviced borrowers are 37% less likely to default



Default rate (%)
11.5%
7.8%
Navient's CDR is **37 percent** lower than all others
All borrowers
Navient-serviced borrowers

Forbearance usage is in-line with other servicers



Borrowers in forbearance as a percent of repayment*
Borrowers in forbearance (%)
20
15
10
5
0
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
PHEAA
Great Lakes
Navient
Nelnet

Note: Increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

Navient's IDR enrollment leads other comparable servicers



Dollars in IDR (%)
60
40
20
0
57.7
44.0
41.6
39.8
29.4
PHEAA
Navient
Great Lakes
Nelnet
NFPs

Data-driven programs help make contract



9 times out of 10
...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.
E-Mail
Phone Call
Mail
Video
Text Message
90%
of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 9/27/17; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of March 2018, accessed 6/21/2018. Chart represents ED-owned federal loans. Excluding Parent PLUS loans which are not eligible for these payment plans, 53% of ED-owned balances serviced by Navient are enrolled in IDR.

*:Including all types of forbearance, including forbearance necessary for IDR enrollment

Funding & Liquidity

2nd Quarter 2018 Capital Markets Activity

- **Funding capacity for education loans**
  - Available capacity under FFELP secured facilities is $1.8 billion
  - Available capacity under Private Education Loan secured facilities is $830 million

- **FFELP ABS Financing**
  - Issued 1 transaction for $997 million

- **Private Education ABS Financing**
  - Issued 1 transaction for $521 million

- **Unsecured Financing**
  - Issued $500 million of unsecured debt, maturing June 2026
  - Retired or repurchased $1.3 billion of senior unsecured debt, extinguishing our remaining 2018 maturities

- **TNA Ratio [1] improved to 1.23x at June 30, 2018 from 1.21x at March 31, 2018**
  - Repurchased 4.3 million common shares for $60 million on July 2, 2018 through a derivative contract
  - Will manage the business to a TNA ratio between 1.23x - 1.25x by year end 2018

[1] The tangible net asset ratio or TNA ratio equals GAAP tangible assets (total assets less goodwill and acquired intangible assets) less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

FFELP ABS Transactions

	NAVSL 2018-3					NAVSL 2018-2				
Pricing Date: **Settlement Date:**	June 20, 2018 June 28, 2018					March 20, 2018 March 29, 2018				
Issuance Amount:	$997M					$999M				
Collateral:	US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans					US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans				
Prepayment Speed [1]:	6% CPR Stafford / 4% CPR Consolidation					6% CPR Stafford / 4% CPR Consolidation				
Tranching:	Class	Rating (M/F/D) [1]	Amt. ($M)	WAL [2]	Pricing [3]	Class	Rating (M/S/D) [4]	Amt. ($M)	WAL [2]	Pricing [3]
	A1	Aaa / AAA / AAA	$224	1.00	1mL + 0.27%	A1	Aaa / AAA / AAA	$222	1.00	1mL + 0.27%
	A2	Aaa / AAA / AAA	$272	3.50	1mL + 0.42%	A2	Aaa / AAA / AAA	$278	3.50	1mL + 0.38%
	A3	Aaa / AAA / AAA	$501	8.60	1mL + 0.80%	A3	Aaa / AA+ / AAA	$484	8.37	1mL + 0.75%
						B	Aaa / A / AA	$15	11.66	1mL + 1.15%

[1] Represents ratings by Moody's, Fitch, and DBRS.

[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[3] Pricing represents the reoffer yield to expected call.

[4] Represents ratings by Moody's, S&P, and DBRS.

Private Education Loan ABS Transactions

	NAVSL Trust 2018-C					NAVSL Trust 2018-B				
Pricing Date: Settlement Date:	July 18, 2018 July 26, 2018					May 15, 2018 May 24, 2018				
Issuance Amount:	$632M					$521M				
Collateral:	Private Education Refi Loans					Private Education Loans (includes Private Education Refi Loans)				
Prepayment Speed [1]:	12% CPR					6% CPR Non-Refi Loans / 12% CPR Refi Loans				
Tranching:	Class	Rating (S/D)[1]	Amt. ($M)	WAL [2]	Pricing [3]	Class	Rating (S/D)[1]	Amt. ($M)	WAL [2]	Pricing [3]
	A1	AAA / AAA	$348	1.3	EDSF + 0.30%	A1	AAA / AAA	$226	1.2	1mL + 0.35%
	A2	AAA / AAA	$221	5.0	S + 0.65%	A2A	AAA / AAA	$110	5.3	S + 0.65%
	B	NR / AA	$63	7.9	S + 1.35%	A2B	AAA / AAA	$110	5.3	1mL + 0.72%
						B	A/AA	$75	9.1	S + 1.10%

[1] Represents ratings by S&P and DBRS.

[2] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[3] Yield on fixed rate tranches A1, A2, and B, for 2018-C, were 3.04%, 3.55% and 4.26%, respectively; Yield on fixed rate tranches A2A and B for 2018-B, were 3.64% and 4.12%, respectively.

Long-term Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Execute TNA ratio [1] within guidance
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and refi originations); Share repurchases; Acquisitions that exceed our investment return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

[1] The tangible net asset ratio or TNA ratio equals GAAP tangible assets (total assets less goodwill and acquired intangible assets) less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt.

Managing Unsecured Debt Maturities



(par value, $'s in billions)
As of June 30, 2017
As of June 30, 2018
$1.5
$0.0
$2.4
$2.3
$2.1 $2.1
$1.4 $1.4
$1.5
$1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.0
$0.5
$0.0 $0.0
$1.6 $1.6
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028+

Rating Agency Profile

	Fitch	Moody's	S&P
Unsecured Debt Rating	BB	Ba3	B+
Outlook	Stable	Stable	Negative

As of March 31, 2018

Long-term Conservative Funding Approach

- Important to maintain our credit ratings to support ongoing access to the unsecured debt markets
- Year over year total unsecured debt outstanding declined by more than $1.3 billion
- We continue to opportunistically repurchase debt in the open market

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions

FFELP Cash Flows	**06/30/18**
Secured	
Residual (including O/C)	$6.8
Floor Income	1.5
Servicing	2.5
Total Secured	$10.8
Unencumbered	0.7
Total FFELP Cash Flows	**$11.5**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$10.1
Servicing	0.7
Total Secured	$10.8
Unencumbered	3.6
Total Private Cash Flows	**$14.4**
Combined Cash Flows before Unsecured Debt	**$25.9**
Unsecured Debt	**$13.0**

Enhancing Cash Flows

- Generated $1.4 billion of cash flows YTD 2018
- Issued $500 million of unsecured debt and paid down $1.4 billion YTD 2018
- Returned $85 million to shareholders through dividends YTD 2018
- Acquired $1.6 billion of student loans YTD 2018
- $25.9 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$10 billion of overcollateralization[1] (O/C) to be released from residuals
- $3.2 billion of unencumbered student loans
- $1.1 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1] Includes the PC Turbo Repurchase Facility Debt totaling $2.7B as of 6/30/2018.

Education Loan Portfolio Generates Meaningful Cash Flows Over The Next Five Years

Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.6
$1.3
$1.8
$1.4
$1.3
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.8
$1.6
$1.4
$1.3
$1.1
Remaining 2018
2019
2020
2021
2022
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $6 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.7 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $6 billion in cash flows over the next five years excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.4 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 06/30/2018	Remaining 2018	2019	2020	2021	2022	2023	2024	2025
Projected FFELP Average Balance	$74,062	$68,691	$61,512	$54,632	$48,217	$41,995	$36,035	$30,379
Projected Excess Spread	$435	$838	$774	$696	$633	$572	$511	$462
Projected Servicing Revenue	$180	$341	$312	$283	$256	$229	$201	$171
Projected Total Revenue	$615	$1,179	$1,086	$979	$889	$802	$712	$633

	2026	2027	2028	2029	2030	2031	2032	2033+
Projected FFELP Average Balance	$25,019	$19,968	$15,415	$11,774	$8,840	$6,170	$3,971	$1,166
Projected Excess Spread	$415	$366	$298	$229	$193	$164	$97	$160
Projected Servicing Revenue	$140	$111	$83	$62	$46	$32	$20	$28
Projected Total Revenue	$555	$476	$382	$292	$239	$196	$117	$188

- Total Cash Flows from Projected Excess Spread = $6.8 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.5 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions	2Q18YTD	2017	2016	2015
FFELP				
Term Securitized				
Servicing (Cash Paid)	$ 147	$ 314	$ 342	$ 387
Net Residual[1] (Excess Distributions)	235	643	624	724
Other Secured FFELP				
Net Cash Flow [2, 3]	236	612	503	244
Total FFELP	$ 618	$ 1,569	$ 1,469	$ 1,354
Private Credit				
Term Securitized				
Servicing (Cash Paid)	$ 75	$ 163	$ 180	$ 188
Residual (Excess Distribution)	222	419	330	198
Other Secured Financings				
Net Cash Flow	161	160	33	35
Total Private Credit	$ 458	$ 742	$ 543	$ 420
Total Proceeds from Residual Sales				
Total FFELP and Private Credit	$ 1,076	$ 2,311	$ 2,013	$ 1,774

Average Principal Balances	2Q18YTD	2017	2016	2015
FFELP				
Term FFELP	$ 70,743	$ 72,768	$ 75,354	$ 82,316
Other Secured FFELP	4,213	7,110	11,135	12,982
Total FFELP	$ 74,956	$ 79,879	$ 86,489	$ 95,297
Private Credit				
Term Private Credit	$ 18,211	$ 19,547	$ 22,357	$ 23,850
Other Secured Financings	3,689	2,406	612	993
Total Private Credit	$ 21,900	$ 21,953	$ 22,969	$ 24,843
Total FFELP and Private Credit	$ 96,856	$ 101,832	$ 109,458	$ 120,140

Note: Totals may not add due to rounding
[1] Beginning 1Q2017, Net Residual has been revised to include the impact of all floor contracts.
[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corp.
[3] Beginning 1Q2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

FFELP ABS

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics
• Issue size of $500M to $1.0B • Denominated in US$ • Senior and subordinate notes • Floating rate tied to 1 month LIBOR • Amortizing tranches with 1 to 15(+) year average lives • Compliant with U.S. risk retention regulations • Navient Solutions, LLC is master servicer	• Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1] • Typically non-dischargeable in bankruptcy • Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increased beginning in 2014 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $250M to $750M
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate or floating rate tied to 1 month LIBOR
- Compliant with U.S. risk retention and/or European risk retention (5% retention)
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates
Typical Co-signer	Parent	Parent	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	$550,000
School UW	No	No	No	No	No
Additional Characteristics	▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ▸ Both Title IV and non-Title IV schools [1]	▸ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Signature, Excel, Law, Med and MBA Loan brands ▸ Title IV schools only 1 ▸ Freshmen must have a cosigner with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ▸ Title IV schools only [1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Loans made to students and parents to refinance one or more private education loans ▸ Student must provide proof of graduation in order to obtain loan	▸ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles.

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

2014 - 2018YTD Issuance Program	Navient									
	NAV 14-CT	***NAV 14-A***	***NAV 15-A***	***NAV 15-B***	***NAV 15-C***	***NAV 16-A***	***NAV 17-A***	***NAV 18-A***	***NAV 18-B***	***NAV 18-C***
Bond Amount ($mil)	463	664	689	700	359	488	662	507	521	632
Initial AAA Enhancement (%)	30%	30%	32%	36%	48%	41%	22%	12%	28%	15%
Initial Enhancement (%)	17%	22%	23%	36%	40%	34%	12%	4%	16%	6%
Loan Program (%)										
Signature/Law/MBA/Med	0%	26%	27%	52%	81%	43%	17%	0%	29%	0%
Smart Option	0%	50%	51%	0%	0%	29%	30%	0%	16%	0%
Consolidation	0%	9%	2%	8%	3%	9%	0%	0%	7%	0%
Private Education Refi	0%	0%	0%	0%	0%	0%	52%	100%	40%	100%
Direct to Consumer	0%	15%	20%	26%	8%	20%	1%	0%	8%	0%
Career Training	100%	0%	0%	13%	8%	0%	0%	0%	*	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status (%)										
School, Grace, Deferment	0%	46%	24%	9%	12%	12%	9%	0%	3%	0%
Repayment	99%	53%	68%	89%	85%	84%	89%	100%	95%	100%
Forbearance	1%	1%	8%	2%	3%	3%	2%	0%	2%	0%
WA Term to Maturity (Mo.)	104	161	155	157	159	165	135	133	148	138
WA Months in Repayment (Mo.)	80	40	30	68	60	51	23[2]	-	47[2]	-
% Loans with Cosigner	71%	79%	80%	64%	38%	69%	49%	0%	52%	0%
% Loans with No Cosigner	29%	21%	20%	36%	62%	31%	51%	100%	48%	100%
WA FICO at Origination	743	739	731	730	625	720	752	765	750	764
WA Recent FICO at Issuance	726	737	714	726	690	713	750	-	748	-
WA FICO (Cosigner at Origination)	749	748	738	742	635	731	748	-	750	-
WA FICO (Cosigner at Rescored)	735	746	724	739	697	725	749	-	742	-
WA FICO (Borrower at Origination)	728	707	701	704	619	696	755	765	751	764
WA FICO (Borrower at Rescored)	701	701	672	704	687	685	752	-	743	-
WA LIBOR Equivalent Margin[1]	7.01%	6.66%	7.38%	5.58%	9.32%	7.15%	6.24%	5.21%	6.61%	5.12%

(1) Assumes Prime / 1m LIBOR spread of 3.00% for all transactions. 2018-A and 2018-C reflect the WA Coupon.
(2) All other (non-Private Education Refi) loans have a weighted average of 78 months in repayment for NAVSL 2018-B and 40 months in repayment for NAVSL 2017-A.
** Represents a percentage greater than 0% but less than 0.5%.*

Navient Private Education Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A
2017-A

Cohort Default Triangles

- The following cohort default triangles provide loan performance information for certain Private Education Loans of Navient Corporation and its consolidated subsidiaries that meet such subsidiaries' securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate [1], Direct-to-Consumer ("DTC") [2], Career Training [3] and Private Consolidation Loans
  - FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least 640
- The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] Direct-to-Consumer Loans marketed under the Tuition Answer brand.
[3] Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Cohort Default Triangles

- The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
- Terms and calculations used in the cohort default triangles are defined below:
  - Repayment Year – The calendar year loans entered repayment
  - Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
  - Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.
  - Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
    - Defaulted principal includes any interest capitalization that occurred prior to default
    - Defaulted principal is not reduced by any amounts recovered after the loan defaulted
    - Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
  - Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Cohort Default Triangles

Undergraduate/Graduate [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.8%	0.4%	0.2%	1.5%	0.8%	0.4%	0.4%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.8%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.2%	0.7%	0.3%	0.1%	0.4%	**7.0%**
2000	$71	0.0%	0.0%	0.0%	0.6%	1.2%	1.3%	0.7%	0.9%	1.5%	1.5%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**11.0%**
2001	$196	0.0%	0.0%	0.1%	1.3%	1.7%	1.0%	1.9%	1.3%	2.4%	1.8%	1.5%	0.9%	0.6%	0.4%	0.3%	0.2%	**15.5%**
2002	$411	0.0%	0.2%	0.2%	1.5%	1.5%	2.2%	1.8%	2.6%	2.2%	1.4%	1.0%	0.7%	0.6%	0.6%	0.3%	0.2%	**17.1%**
2003	$732	0.0%	0.2%	0.7%	1.3%	2.3%	1.9%	3.0%	2.7%	1.9%	1.2%	0.8%	0.7%	0.6%	0.4%	0.4%	0.1%	**18.4%**
2004	$1,266	0.0%	0.3%	0.4%	2.7%	2.4%	3.8%	3.3%	2.0%	1.6%	1.2%	0.8%	0.8%	0.6%	0.5%	0.2%		**20.5%**
2005	$1,794	0.0%	0.1%	0.7%	3.7%	5.0%	4.3%	2.5%	1.9%	1.4%	1.0%	0.8%	0.7%	0.6%	0.2%			**22.7%**
2006	$2,386	0.0%	0.1%	2.3%	5.2%	5.2%	3.0%	2.1%	1.7%	1.3%	1.1%	0.9%	0.7%	0.3%				**23.8%**
2007	$2,874	0.0%	0.5%	4.5%	6.1%	3.8%	2.5%	2.0%	1.6%	1.3%	1.0%	0.9%	0.4%					**24.7%**
2008	$3,370	0.0%	2.9%	5.4%	5.0%	3.1%	2.5%	1.9%	1.7%	1.4%	1.2%	0.6%						**25.8%**
2009	$3,564	0.0%	4.2%	4.3%	4.2%	3.0%	2.1%	2.0%	1.6%	1.3%	0.7%							**23.4%**
2010	$2,918	0.0%	4.1%	4.2%	4.0%	2.2%	2.0%	1.8%	1.6%	0.9%								**20.9%**
2011	$1,938	0.0%	3.4%	5.0%	2.5%	2.2%	1.9%	1.7%	1.0%									**17.7%**
2012	$1,129	0.0%	3.2%	4.0%	2.6%	2.1%	1.9%	1.2%										**15.0%**
2013	$510	0.0%	3.1%	3.8%	2.7%	2.0%	1.2%											**12.8%**
2014	$232	0.1%	4.2%	3.7%	2.1%	1.2%												**11.2%**
2015	$107	0.1%	4.5%	4.6%	1.3%													**10.6%**

Note: Data as of 06/30/18.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3]																Total
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.6%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.6%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.4%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.0%	0.1%	0.2%	0.2%	**3.1%**
2000	$38	0.0%	0.0%	0.0%	0.5%	0.6%	0.7%	0.8%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.4%	0.1%	0.1%	**7.7%**
2001	$95	0.0%	0.0%	0.1%	0.8%	1.1%	0.7%	1.4%	1.1%	1.7%	1.4%	1.2%	1.0%	0.4%	0.3%	0.4%	0.2%	**11.7%**
2002	$208	0.0%	0.1%	0.2%	1.0%	0.9%	1.6%	1.0%	2.2%	1.7%	1.2%	0.8%	0.7%	0.5%	0.4%	0.3%	0.2%	**12.9%**
2003	$390	0.0%	0.1%	0.4%	0.7%	1.2%	1.2%	2.4%	2.1%	1.4%	0.9%	0.8%	0.6%	0.6%	0.4%	0.4%	0.1%	**13.4%**
2004	$695	0.0%	0.2%	0.2%	1.4%	1.4%	2.7%	2.5%	1.6%	1.2%	1.0%	0.7%	0.6%	0.5%	0.4%	0.2%		**14.7%**
2005	$955	0.0%	0.0%	0.3%	1.9%	3.3%	2.9%	2.0%	1.4%	1.1%	0.9%	0.7%	0.6%	0.5%	0.2%			**15.7%**
2006	$1,284	0.0%	0.0%	1.0%	3.3%	3.4%	2.2%	1.6%	1.3%	1.1%	0.9%	0.8%	0.6%	0.3%				**16.3%**
2007	$1,613	0.0%	0.2%	2.7%	4.1%	2.7%	1.8%	1.5%	1.3%	1.1%	0.9%	0.7%	0.4%					**17.5%**
2008	$1,977	0.0%	1.5%	3.5%	3.4%	2.2%	1.9%	1.5%	1.4%	1.2%	1.1%	0.6%						**18.3%**
2009	$2,242	0.0%	2.3%	2.8%	2.9%	2.2%	1.5%	1.5%	1.2%	1.1%	0.6%							**16.2%**
2010	$1,931	0.0%	2.3%	2.6%	2.6%	1.6%	1.5%	1.4%	1.3%	0.7%								**13.9%**
2011	$1,384	0.0%	1.8%	3.0%	1.6%	1.5%	1.4%	1.3%	0.7%									**11.3%**
2012	$861	0.0%	1.8%	2.5%	1.8%	1.4%	1.3%	0.9%										**9.7%**
2013	$391	0.0%	1.9%	2.5%	1.7%	1.5%	1.0%											**8.6%**
2014	$178	0.1%	2.8%	2.8%	1.8%	0.8%												**8.2%**
2015	$79	0.1%	2.8%	2.9%	0.8%													**6.6%**

Note: Data as of 06/30/18.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.5%	0.8%	0.9%	0.0%	0.2%	**7.2%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.8%	0.4%	0.3%	1.8%	0.6%	0.5%	1.4%	0.6%	0.1%	0.6%	**10.8%**
2000	$34	0.0%	0.0%	0.0%	0.8%	1.9%	2.0%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.7%	0.4%	0.5%	0.3%	**14.8%**
2001	$102	0.0%	0.0%	0.1%	1.8%	2.3%	1.4%	2.3%	1.5%	3.1%	2.3%	1.8%	0.8%	0.7%	0.4%	0.3%	0.2%	**19.0%**
2002	$203	0.0%	0.2%	0.3%	1.9%	2.2%	2.8%	2.6%	3.0%	2.7%	1.7%	1.3%	0.7%	0.7%	0.7%	0.4%	0.2%	**21.4%**
2003	$342	0.0%	0.3%	1.1%	2.0%	3.6%	2.8%	3.7%	3.3%	2.4%	1.6%	0.9%	0.7%	0.6%	0.4%	0.5%	0.2%	**24.1%**
2004	$571	0.0%	0.4%	0.7%	4.3%	3.5%	5.1%	4.3%	2.4%	1.9%	1.4%	0.9%	1.1%	0.7%	0.5%	0.3%		**27.5%**
2005	$839	0.0%	0.1%	1.1%	5.8%	6.9%	5.8%	3.0%	2.4%	1.8%	1.2%	1.0%	0.7%	0.6%	0.3%			**30.8%**
2006	$1,103	0.0%	0.2%	3.7%	7.4%	7.2%	4.0%	2.7%	2.1%	1.5%	1.3%	0.9%	0.7%	0.4%				**32.4%**
2007	$1,261	0.0%	1.0%	6.9%	8.6%	5.2%	3.2%	2.7%	2.0%	1.6%	1.2%	1.1%	0.5%					**34.0%**
2008	$1,393	0.0%	4.8%	8.1%	7.2%	4.3%	3.5%	2.4%	2.2%	1.8%	1.4%	0.7%						**36.5%**
2009	$1,322	0.0%	7.3%	6.9%	6.5%	4.4%	2.9%	2.8%	2.1%	1.7%	0.9%							**35.6%**
2010	$987	0.0%	7.5%	7.4%	6.8%	3.5%	3.0%	2.7%	2.3%	1.3%								**34.6%**
2011	$553	0.0%	7.5%	9.9%	4.7%	3.9%	3.1%	2.8%	1.7%									**33.7%**
2012	$267	0.1%	7.7%	8.9%	5.3%	4.0%	3.7%	2.1%										**31.9%**
2013	$119	0.1%	7.0%	8.0%	5.7%	3.8%	2.0%											**26.6%**
2014	$54	0.1%	8.8%	6.8%	3.0%	2.5%												**21.2%**
2015	$27	0.4%	9.3%	9.5%	2.7%													**22.0%**

Note: Data as of 06/30/18.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate[1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment[2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.2%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.1%	0.3%	**6.2%**
2000	$68	0.0%	0.0%	0.0%	0.6%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**10.4%**
2001	$180	0.0%	0.0%	0.1%	1.0%	1.3%	0.9%	1.6%	1.2%	2.4%	1.8%	1.5%	0.8%	0.6%	0.4%	0.3%	0.2%	**14.1%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.7%	0.6%	0.5%	0.3%	0.2%	**14.7%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.8%	0.6%	0.6%	0.4%	0.4%	0.1%	**15.7%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.7%	1.7%	1.3%	1.1%	0.7%	0.8%	0.5%	0.4%	0.2%		**16.3%**
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.6%	1.2%	0.9%	0.7%	0.6%	0.5%	0.2%			**17.3%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.7%	1.4%	1.1%	0.9%	0.7%	0.6%	0.3%				**17.9%**
2007	$2,104	0.0%	0.4%	3.4%	4.3%	2.8%	2.0%	1.8%	1.3%	1.2%	0.9%	0.8%	0.4%					**19.3%**
2008	$2,458	0.0%	2.2%	3.9%	3.6%	2.5%	2.2%	1.6%	1.5%	1.3%	1.0%	0.5%						**20.4%**
2009	$2,687	0.0%	3.2%	3.4%	3.5%	2.5%	1.8%	1.7%	1.3%	1.1%	0.7%							**19.3%**
2010	$2,378	0.0%	3.4%	3.7%	3.4%	1.9%	1.8%	1.6%	1.5%	0.8%								**18.3%**
2011	$1,665	0.0%	2.9%	4.3%	2.2%	2.0%	1.8%	1.6%	0.9%									**15.7%**
2012	$1,003	0.0%	2.9%	3.6%	2.4%	1.9%	1.8%	1.0%										**13.6%**
2013	$459	0.0%	2.8%	3.3%	2.4%	1.9%	1.2%											**11.6%**
2014	$210	0.0%	3.8%	3.3%	1.8%	1.1%												**10.1%**
2015	$97	0.1%	4.3%	4.2%	1.2%													**9.7%**

Note: Data as of 06/30/18.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$0.4	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.7%	0.0%	0.0%	10.9%	3.5%	4.4%	0.0%	0.3%	0.0%	**30.8%**
1999	$2	0.0%	0.0%	0.0%	2.0%	1.3%	1.9%	4.4%	0.0%	0.0%	0.0%	0.0%	0.8%	4.8%	0.0%	0.8%	2.2%	**18.2%**
2000	$3	0.2%	0.0%	0.0%	0.4%	5.7%	1.0%	4.2%	2.8%	3.4%	6.3%	0.1%	1.5%	0.3%	0.1%	0.0%	0.5%	**26.4%**
2001	$16	0.0%	0.3%	0.2%	5.1%	5.4%	2.7%	4.1%	2.9%	2.6%	2.7%	1.9%	1.4%	0.5%	0.2%	0.7%	0.3%	**30.9%**
2002	$51	0.0%	0.1%	0.6%	3.6%	5.0%	4.7%	3.4%	4.7%	4.0%	2.7%	1.6%	1.1%	1.0%	1.1%	0.5%	0.3%	**34.5%**
2003	$102	0.0%	0.3%	1.8%	4.4%	5.5%	4.3%	5.4%	4.6%	2.7%	1.8%	1.2%	0.9%	0.8%	0.4%	0.7%	0.4%	**35.1%**
2004	$260	0.0%	0.4%	1.1%	6.3%	5.1%	7.1%	6.0%	2.8%	2.4%	1.6%	1.2%	1.0%	0.7%	0.6%	0.3%		**36.6%**
2005	$432	0.0%	0.1%	1.5%	8.0%	9.5%	7.7%	3.9%	2.8%	2.1%	1.5%	1.1%	0.9%	0.6%	0.3%			**40.0%**
2006	$619	0.0%	0.3%	4.4%	10.0%	9.7%	4.8%	3.2%	2.4%	1.7%	1.4%	1.2%	1.0%	0.4%				**40.6%**
2007	$770	0.0%	0.9%	7.7%	10.9%	6.5%	3.6%	2.8%	2.3%	1.8%	1.4%	1.1%	0.7%					**39.7%**
2008	$912	0.0%	4.6%	9.5%	8.7%	4.7%	3.5%	2.7%	2.2%	1.9%	1.8%	0.9%						**40.5%**
2009	$877	0.0%	7.0%	7.0%	6.4%	4.5%	2.9%	2.7%	2.2%	2.0%	1.0%							**35.8%**
2010	$540	0.0%	6.9%	6.3%	6.5%	3.6%	2.9%	2.8%	2.2%	1.3%								**32.4%**
2011	$273	0.1%	6.9%	8.8%	4.2%	3.3%	2.7%	2.7%	1.5%									**30.2%**
2012	$125	0.0%	5.9%	7.7%	4.4%	3.5%	2.9%	2.1%										**26.5%**
2013	$52	0.2%	5.8%	7.5%	4.8%	3.0%	1.8%											**23.2%**
2014	$22	0.4%	7.6%	7.6%	4.8%	1.8%												**22.1%**
2015	$9	1.1%	6.4%	9.5%	2.2%													**19.2%**

Note: Data as of 06/30/18.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 740-850 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3, 4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%	0.8%	**4.9%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	0.9%	0.4%	0.5%	0.0%	0.1%	0.1%	0.1%	**5.0%**
2001	$66	0.0%	0.0%	0.1%	0.6%	0.4%	0.4%	1.0%	0.8%	1.0%	0.7%	0.7%	0.7%	0.4%	0.3%	0.3%	0.1%	**7.4%**
2002	$143	0.0%	0.2%	0.1%	0.6%	0.5%	0.8%	0.7%	1.3%	1.0%	0.6%	0.5%	0.5%	0.3%	0.4%	0.2%	0.1%	**7.8%**
2003	$260	0.0%	0.1%	0.3%	0.5%	0.7%	0.9%	1.3%	1.5%	0.9%	0.7%	0.6%	0.4%	0.4%	0.2%	0.2%	0.1%	**8.8%**
2004	$462	0.0%	0.2%	0.2%	0.9%	0.9%	1.6%	1.5%	1.0%	0.9%	0.8%	0.5%	0.5%	0.3%	0.2%	0.1%		**9.6%**
2005	$645	0.0%	0.0%	0.2%	1.3%	1.9%	1.8%	1.2%	1.0%	0.7%	0.7%	0.5%	0.4%	0.3%	0.2%			**10.2%**
2006	$862	0.0%	0.0%	0.7%	1.9%	1.9%	1.3%	0.9%	0.9%	0.7%	0.6%	0.6%	0.4%	0.2%				**10.1%**
2007	$1,044	0.0%	0.2%	1.3%	1.9%	1.4%	1.2%	1.0%	0.9%	0.7%	0.6%	0.5%	0.2%					**10.0%**
2008	$1,225	0.0%	0.8%	1.7%	1.7%	1.3%	1.1%	0.9%	0.9%	0.7%	0.7%	0.4%						**10.1%**
2009	$1,398	0.0%	1.3%	1.6%	1.6%	1.4%	0.9%	0.9%	0.7%	0.7%	0.4%							**9.5%**
2010	$1,222	0.0%	1.5%	1.6%	1.7%	1.2%	1.0%	0.9%	0.9%	0.4%								**9.2%**
2011	$844	0.0%	1.2%	1.9%	1.1%	1.0%	1.0%	0.9%	0.5%									**7.7%**
2012	$511	0.0%	1.3%	1.6%	1.2%	1.0%	0.9%	0.5%										**6.5%**
2013	$235	0.0%	1.3%	1.9%	1.0%	1.3%	0.8%											**6.3%**
2014	$105	0.0%	1.9%	2.2%	1.1%	0.6%												**5.8%**
2015	$46	0.1%	2.4%	1.8%	0.3%													**4.6%**

Note: Data as of 06/30/18.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 700-739 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3, 4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**3.6%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%	0.1%	**5.1%**
2000	$21	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.0%	0.8%	1.3%	0.7%	0.6%	0.4%	0.7%	0.2%	0.0%	**9.0%**
2001	$56	0.0%	0.1%	0.1%	1.0%	1.4%	0.6%	1.4%	0.9%	2.0%	1.4%	1.2%	0.9%	0.5%	0.3%	0.3%	0.2%	**12.4%**
2002	$116	0.0%	0.1%	0.2%	1.2%	1.2%	2.0%	1.5%	2.4%	1.6%	1.4%	0.9%	0.5%	0.4%	0.5%	0.3%	0.3%	**14.4%**
2003	$204	0.0%	0.2%	0.6%	1.0%	1.7%	1.6%	2.6%	2.0%	1.8%	1.2%	0.8%	0.6%	0.6%	0.3%	0.4%	0.2%	**15.6%**
2004	$351	0.0%	0.2%	0.3%	2.0%	1.9%	3.1%	3.1%	1.9%	1.5%	1.1%	0.7%	0.7%	0.5%	0.5%	0.2%		**17.7%**
2005	$495	0.0%	0.1%	0.5%	2.6%	4.1%	3.5%	2.4%	1.8%	1.3%	0.9%	0.7%	0.6%	0.6%	0.2%			**19.3%**
2006	$632	0.0%	0.1%	1.6%	4.0%	4.4%	2.8%	1.9%	1.4%	1.1%	0.9%	0.7%	0.6%	0.4%				**19.9%**
2007	$734	0.0%	0.4%	3.3%	4.8%	3.2%	1.9%	1.8%	1.4%	1.2%	0.9%	0.7%	0.4%					**20.1%**
2008	$849	0.0%	2.1%	4.3%	4.0%	2.7%	2.2%	1.6%	1.4%	1.3%	1.1%	0.5%						**21.3%**
2009	$922	0.0%	3.3%	3.7%	3.8%	2.8%	1.9%	1.8%	1.5%	1.2%	0.8%							**20.6%**
2010	$749	0.0%	3.6%	3.9%	3.6%	2.1%	1.8%	1.7%	1.6%	0.9%								**19.1%**
2011	$488	0.0%	3.0%	4.4%	2.3%	2.2%	1.6%	1.7%	0.9%									**16.3%**
2012	$284	0.1%	2.8%	3.6%	2.4%	2.2%	1.7%	1.3%										**14.0%**
2013	$127	0.0%	2.5%	3.2%	2.4%	1.6%	1.2%											**11.1%**
2014	$59	0.1%	3.6%	3.6%	2.3%	0.9%												**10.5%**
2015	$27	0.1%	4.0%	4.3%	1.7%													**10.1%**

Note: Data as of 06/30/18.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 670-699 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3, 4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.5%	0.1%	0.3%	**6.4%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%	0.5%	**7.8%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.5%	1.9%	0.3%	1.2%	0.9%	1.4%	1.3%	1.0%	0.9%	0.4%	0.7%	0.2%	**12.7%**
2001	$39	0.0%	0.0%	0.1%	1.4%	2.4%	1.6%	2.0%	1.6%	2.7%	2.9%	2.0%	0.8%	0.6%	0.3%	0.4%	0.2%	**19.1%**
2002	$80	0.0%	0.2%	0.3%	1.8%	2.2%	2.5%	2.6%	3.2%	2.9%	1.6%	1.2%	0.9%	0.7%	0.6%	0.4%	0.3%	**21.6%**
2003	$141	0.0%	0.1%	0.9%	1.7%	3.2%	2.4%	3.9%	3.4%	2.2%	1.5%	0.8%	0.7%	0.8%	0.5%	0.6%	0.1%	**22.9%**
2004	$242	0.0%	0.3%	0.6%	3.6%	2.9%	4.9%	4.2%	2.4%	1.8%	1.4%	0.9%	1.1%	0.6%	0.6%	0.3%		**25.7%**
2005	$339	0.0%	0.1%	0.8%	5.1%	6.1%	5.6%	3.3%	2.0%	1.8%	1.3%	0.9%	0.7%	0.6%	0.3%			**28.8%**
2006	$464	0.0%	0.2%	3.2%	6.8%	6.7%	3.9%	2.7%	2.1%	1.5%	1.4%	1.1%	0.8%	0.4%				**30.9%**
2007	$576	0.0%	0.8%	6.3%	8.4%	5.4%	3.4%	2.7%	2.0%	1.7%	1.2%	1.1%	0.6%					**33.7%**
2008	$690	0.0%	4.1%	7.8%	7.2%	4.2%	3.3%	2.5%	2.3%	1.9%	1.5%	0.9%						**35.8%**
2009	$703	0.0%	6.1%	6.4%	6.4%	4.3%	2.9%	2.9%	2.3%	1.8%	1.0%							**34.1%**
2010	$557	0.0%	6.4%	6.5%	6.1%	3.1%	3.1%	2.6%	2.2%	1.4%								**31.3%**
2011	$361	0.0%	5.2%	8.2%	4.0%	3.2%	2.9%	2.6%	1.5%									**27.5%**
2012	$201	0.1%	5.0%	6.7%	4.2%	3.1%	2.9%	1.7%										**23.6%**
2013	$90	0.0%	5.2%	6.1%	4.3%	3.0%	1.9%											**20.7%**
2014	$42	0.1%	6.3%	5.7%	3.3%	1.8%												**17.2%**
2015	$19	0.4%	5.8%	6.6%	1.9%													**14.6%**

Note: Data as of 06/30/18.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 640-669 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3, 4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.8%	0.0%	2.9%	2.8%	1.3%	0.2%	0.0%	0.3%	**9.0%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.1%	1.2%	2.2%	0.8%	0.3%	2.1%	0.5%	0.1%	0.7%	0.5%	0.6%	0.5%	**10.6%**
2000	$14	0.0%	0.0%	0.0%	1.3%	3.0%	2.2%	1.7%	1.6%	3.7%	2.9%	1.8%	1.5%	0.7%	0.5%	0.3%	0.6%	**21.9%**
2001	$35	0.0%	0.0%	0.2%	2.9%	3.8%	2.3%	3.9%	2.8%	5.4%	3.6%	2.8%	1.3%	0.9%	0.6%	0.4%	0.6%	**31.7%**
2002	$71	0.0%	0.2%	0.5%	3.3%	3.3%	5.0%	3.7%	4.9%	4.9%	2.9%	2.0%	1.3%	1.5%	1.0%	0.6%	0.3%	**35.3%**
2003	$127	0.0%	0.3%	1.8%	3.3%	5.4%	4.3%	6.0%	5.3%	3.5%	2.2%	1.4%	1.2%	1.0%	0.8%	0.8%	0.2%	**37.4%**
2004	$211	0.0%	0.5%	0.9%	6.7%	5.6%	8.4%	6.7%	3.6%	2.8%	2.1%	1.6%	1.6%	1.1%	0.8%	0.5%		**43.1%**
2005	$315	0.0%	0.1%	1.6%	8.8%	11.3%	9.0%	4.4%	3.6%	2.7%	1.7%	1.5%	1.2%	1.0%	0.4%			**47.2%**
2006	$429	0.0%	0.3%	5.5%	12.0%	11.1%	5.9%	4.1%	3.3%	2.3%	1.8%	1.3%	1.0%	0.6%				**49.2%**
2007	$520	0.0%	1.3%	10.6%	13.4%	7.8%	4.7%	3.8%	2.9%	2.4%	1.9%	1.5%	0.7%					**51.0%**
2008	$606	0.0%	6.7%	11.8%	10.4%	6.1%	5.0%	3.6%	3.3%	2.6%	2.2%	1.0%						**52.7%**
2009	$542	0.0%	10.5%	9.7%	8.9%	5.9%	4.1%	3.9%	3.0%	2.7%	1.3%							**50.0%**
2010	$390	0.0%	9.9%	9.6%	9.1%	4.6%	4.2%	3.9%	3.3%	1.7%								**46.3%**
2011	$244	0.0%	9.3%	11.9%	5.4%	4.4%	4.1%	3.4%	2.2%									**40.8%**
2012	$133	0.0%	8.5%	10.4%	6.2%	4.4%	4.5%	2.6%										**36.5%**
2013	$59	0.1%	8.3%	8.6%	7.2%	4.2%	2.0%											**30.3%**
2014	$27	0.3%	10.7%	6.8%	3.7%	3.1%												**24.7%**
2015	$14	0.2%	10.5%	12.0%	2.9%													**25.6%**

Note: Data as of 06/30/18.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Private Consolidation Loans With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1, 2]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.3%	0.4%	0.4%	0.4%	0.3%	0.2%	**4.3%**
2007	$675	0.0%	0.0%	0.2%	0.4%	0.6%	0.5%	0.4%	0.5%	0.3%	0.4%	0.3%	0.2%		**3.8%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.6%	0.5%	0.3%	0.3%	0.5%	0.3%			**4.4%**

Private Consolidation Loans Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1, 2]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2006	$125	0.0%	0.4%	0.9%	1.4%	1.8%	1.5%	1.0%	1.2%	1.1%	0.5%	0.7%	0.5%	0.2%	**11.2%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	1.0%	1.0%	0.8%	0.6%	0.7%	0.6%	0.4%		**8.3%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.8%	1.8%	1.9%	1.1%	1.0%	0.3%	0.5%			**12.4%**

Note: Data as of 06/30/18.
[1] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[2] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$10	0.0%	0.0%	0.1%	0.1%	0.4%	1.3%	0.6%	0.6%	0.0%	0.1%	0.0%	0.2%	0.1%	0.9%	0.1%	**4.5%**
2005	$90	0.0%	0.2%	1.2%	0.9%	2.1%	2.9%	1.6%	1.4%	1.3%	1.3%	0.8%	0.4%	0.5%	0.2%		**14.7%**
2006	$207	0.0%	1.1%	2.8%	5.9%	6.1%	3.7%	2.9%	2.6%	1.4%	1.4%	1.3%	1.1%	0.3%			**30.6%**
2007	$362	0.0%	0.7%	6.4%	7.9%	5.2%	3.5%	3.5%	2.6%	2.2%	1.5%	1.4%	0.7%				**35.6%**
2008	$535	0.0%	3.9%	7.8%	6.4%	4.6%	3.8%	3.0%	2.7%	1.9%	1.7%	0.9%					**36.7%**
2009	$531	0.0%	5.0%	5.0%	5.3%	4.2%	3.2%	2.9%	2.6%	2.4%	1.0%						**31.6%**
2010	$414	0.0%	4.8%	5.3%	6.1%	3.6%	3.5%	3.1%	3.0%	1.7%							**31.1%**
2011	$254	0.1%	4.9%	6.8%	4.7%	3.7%	3.9%	3.6%	2.2%								**29.9%**
2012	$137	0.0%	3.9%	6.2%	5.8%	5.4%	4.6%	3.3%									**29.3%**
2013	$25	0.0%	1.4%	3.4%	4.9%	2.7%	2.5%										**14.8%**

DTC Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	1.1%	1.9%	2.2%	0.4%	4.7%	2.1%	3.3%	0.8%	2.9%	1.2%	0.0%	0.0%	0.7%	0.0%	**21.3%**
2005	$29	0.0%	1.5%	3.4%	3.1%	5.5%	6.9%	3.8%	1.7%	2.3%	2.6%	0.7%	0.7%	0.3%	0.2%		**32.8%**
2006	$113	0.0%	2.6%	4.1%	8.7%	9.0%	5.3%	3.2%	3.0%	2.3%	1.7%	1.5%	1.3%	0.8%			**43.5%**
2007	$270	0.0%	1.4%	8.4%	10.5%	6.4%	4.9%	4.2%	2.9%	2.2%	1.5%	1.2%	0.6%				**44.4%**
2008	$432	0.0%	5.3%	10.4%	8.9%	5.8%	5.2%	3.4%	3.0%	2.4%	1.8%	1.0%					**47.2%**
2009	$377	0.0%	8.6%	8.5%	9.2%	6.4%	4.1%	4.4%	2.7%	2.6%	1.8%						**48.3%**
2010	$250	0.1%	10.4%	9.4%	10.6%	5.7%	4.6%	4.8%	4.1%	2.0%							**51.6%**
2011	$149	0.1%	9.7%	12.9%	7.6%	6.3%	6.1%	6.5%	4.0%								**53.2%**
2012	$79	0.1%	6.6%	9.7%	9.0%	8.8%	7.4%	6.5%									**48.1%**
2013	$5	0.0%	4.2%	4.6%	7.1%	4.5%	7.4%										**27.8%**

Note: Data as of 06/30/18.

[1] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[2] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC Loans, FICO 740-850 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
		Periodic Defaults by Years in Repayment [2, 3]															
2004	$5	0.0%	0.0%	0.1%	0.0%	0.0%	0.2%	0.4%	1.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.5%	0.0%	**2.3%**
2005	$39	0.0%	0.2%	0.7%	1.1%	1.4%	2.7%	1.1%	0.6%	0.6%	0.8%	0.4%	0.2%	0.4%	0.1%		**10.4%**
2006	$94	0.0%	0.7%	1.3%	3.6%	3.1%	1.7%	1.6%	1.1%	1.1%	0.8%	0.7%	0.9%	0.1%			**16.7%**
2007	$167	0.0%	0.4%	3.5%	4.1%	2.9%	1.7%	1.9%	1.3%	1.2%	0.7%	0.7%	0.4%				**18.9%**
2008	$253	0.0%	2.0%	3.9%	3.3%	2.2%	1.7%	1.9%	1.4%	1.0%	0.9%	0.5%					**18.7%**
2009	$304	0.0%	2.9%	3.1%	2.9%	2.6%	1.9%	1.8%	1.4%	1.3%	0.7%						**18.5%**
2010	$230	0.0%	3.1%	3.0%	3.5%	2.4%	2.0%	2.1%	1.6%	0.7%							**18.4%**
2011	$144	0.1%	3.2%	4.1%	3.0%	1.8%	2.2%	2.1%	1.5%								**18.0%**
2012	$78	0.0%	3.3%	4.4%	3.7%	3.1%	2.1%	1.3%									**17.9%**
2013	$25	0.0%	1.8%	2.8%	4.6%	3.3%	3.2%										**15.7%**

DTC Loans, FICO 700-739 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
		Periodic Defaults by Years in Repayment [2, 3]															
2004	$3	0.0%	0.0%	1.1%	0.0%	0.0%	1.5%	1.8%	0.0%	0.7%	2.8%	0.0%	0.5%	0.0%	1.4%	0.0%	**9.8%**
2005	$28	0.0%	0.4%	1.0%	1.1%	2.0%	3.0%	1.5%	1.5%	0.9%	1.2%	0.5%	0.6%	0.2%	0.2%		**14.2%**
2006	$69	0.0%	1.2%	2.4%	5.3%	4.8%	3.8%	2.6%	2.9%	1.7%	1.1%	1.1%	0.8%	0.4%			**28.2%**
2007	$138	0.0%	0.7%	5.3%	7.2%	4.5%	3.2%	3.2%	2.4%	1.5%	1.2%	1.3%	0.6%				**31.1%**
2008	$213	0.0%	3.6%	7.6%	6.3%	4.0%	3.8%	2.7%	2.2%	1.8%	1.5%	0.9%					**34.4%**
2009	$196	0.0%	5.4%	5.6%	6.3%	4.9%	3.1%	2.9%	2.3%	2.1%	1.1%						**33.8%**
2010	$138	0.1%	6.0%	6.0%	6.9%	3.8%	3.9%	2.9%	3.0%	1.6%							**34.2%**
2011	$80	0.1%	6.3%	8.6%	4.7%	4.8%	3.5%	3.9%	2.5%								**34.5%**
2012	$43	0.0%	4.7%	7.9%	6.1%	6.1%	5.3%	4.3%									**34.4%**
2013	$5	0.0%	2.1%	6.5%	8.2%	2.3%	4.5%										**23.5%**

Note: Data as of 06/30/18.
[1] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC Loans, FICO 670-699 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	0.0%	0.2%	0.9%	0.4%	3.0%	1.2%	1.7%	0.1%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	**8.1%**
2005	$25	0.0%	0.4%	2.0%	1.8%	3.0%	4.2%	2.6%	1.5%	2.1%	1.3%	1.3%	0.6%	0.6%	0.4%		**21.9%**
2006	$70	0.0%	1.5%	3.8%	8.5%	8.8%	5.1%	3.2%	3.4%	1.6%	1.7%	1.3%	1.3%	0.5%			**40.7%**
2007	$143	0.0%	1.3%	8.0%	10.5%	6.3%	5.2%	3.8%	3.3%	2.2%	1.8%	1.4%	0.5%				**44.5%**
2008	$225	0.0%	5.1%	10.1%	8.9%	6.3%	5.2%	3.5%	3.3%	2.3%	2.0%	1.0%					**47.7%**
2009	$189	0.0%	8.3%	8.1%	8.4%	6.0%	4.3%	4.5%	3.3%	3.5%	1.5%						**48.0%**
2010	$134	0.0%	8.9%	8.6%	10.3%	5.2%	4.5%	4.7%	4.1%	2.2%							**48.5%**
2011	$79	0.1%	8.4%	10.9%	7.1%	6.5%	6.3%	5.7%	3.7%								**48.7%**
2012	$43	0.0%	5.6%	9.1%	9.8%	8.7%	7.5%	5.3%									**46.0%**
2013	$0.3	0.0%	0.0%	2.8%	7.1%	0.0%	0.0%										**9.8%**

DTC Loans, FICO 640-669 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	Total
2004	$3	0.0%	1.1%	1.1%	1.7%	1.5%	5.1%	0.9%	2.3%	0.0%	0.3%	1.3%	0.0%	0.2%	1.7%	0.2%	**17.5%**
2005	$27	0.0%	1.0%	3.6%	2.0%	5.9%	5.9%	4.0%	2.7%	3.0%	3.3%	1.1%	0.8%	0.7%	0.2%		**34.2%**
2006	$86	0.0%	3.1%	5.7%	10.5%	11.9%	6.8%	4.7%	3.8%	2.6%	2.6%	2.3%	1.5%	0.8%			**56.3%**
2007	$184	0.0%	1.6%	11.5%	13.7%	8.6%	6.1%	6.0%	3.9%	3.6%	2.4%	1.7%	1.1%				**60.1%**
2008	$276	0.0%	7.1%	13.8%	11.3%	7.7%	6.7%	4.3%	4.2%	3.5%	2.6%	1.4%					**62.6%**
2009	$218	0.0%	10.9%	10.7%	11.8%	8.2%	5.6%	5.5%	4.1%	3.4%	2.4%						**62.7%**
2010	$162	0.0%	11.6%	11.5%	12.5%	7.2%	6.0%	6.1%	5.7%	3.3%							**63.9%**
2011	$100	0.1%	10.5%	14.9%	9.7%	7.1%	8.0%	8.2%	4.4%								**63.0%**
2012	$51	0.2%	7.0%	10.5%	10.4%	10.9%	9.6%	8.5%									**57.0%**
2013	$1	0.0%	5.5%	14.4%	11.5%	0.0%	0.0%										**31.4%**

Note: Data as of 06/30/18.
[1] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Career Training Loans [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2, 3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
2003	$389	0.0%	0.6%	1.9%	2.1%	2.3%	1.7%	1.6%	1.2%	0.9%	0.6%	0.4%	0.3%	0.2%	0.1%	0.1%	0.0%	**14.1%**
2004	$510	0.0%	0.5%	2.0%	2.9%	2.1%	2.2%	1.9%	1.3%	0.9%	0.6%	0.4%	0.4%	0.2%	0.1%	0.1%		**15.6%**
2005	$664	0.0%	0.4%	2.8%	2.7%	2.9%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.3%	0.2%	0.1%			**16.8%**
2006	$772	0.0%	0.6%	3.1%	4.1%	3.6%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.4%	0.1%				**19.2%**
2007	$808	0.0%	0.7%	4.3%	4.5%	3.2%	2.0%	1.4%	1.2%	0.8%	0.6%	0.5%	0.3%					**19.4%**
2008	$635	0.0%	0.7%	4.6%	3.8%	2.3%	1.6%	1.4%	1.1%	0.8%	0.6%	0.3%						**17.2%**
2009	$173	0.0%	0.3%	2.3%	2.3%	1.5%	1.2%	1.0%	0.8%	0.7%	0.3%							**10.4%**
2010	$19	0.0%	0.6%	1.2%	1.1%	0.5%	0.7%	0.6%	0.7%	0.4%								**5.6%**

Note: Data as of 06/30/18.

[1] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Navient Corporation Appendix

GAAP Results

(In millions, except per share amounts)	Q2 18	Q1 18	Q2 17
Net income	$83	$126	$112
EPS	$0.31	$0.47	$0.39
Operating expenses	$201	$275	$230
Provision	$112	$87	$105
Average Student Loans	$101,490	$104,555	$108,435

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Jun. 30, 2018	Mar. 31, 2018	Jun. 30, 2017
GAAP net income	$83	$126	$112
Net impact of derivative accounting	51	(31)	15
Net impact of goodwill and acquired intangible assets	6	9	6
Net income tax effect	(9)	3	(10)
Total Core Earnings adjustments to GAAP	48	(19)	11
Core Earnings net income	$131	$107	$123

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
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  - Archived and historical webcasts, transcripts and investor presentations

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